Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

UNDER SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Annual Report of Calumet Specialty Products Partners, L.P. (the “Company”) on Form 10-K for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Calumet GP, LLC, the general partner of the Company, does hereby certify that:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 29, 2024	/s/ Todd Borgmann
Todd Borgmann
Chief Executive Officer of Calumet GP, LLC, general partner of Calumet Specialty Products Partners, L.P (Principal Executive Officer)

February 29, 2024	/s/ David Lunin
David Lunin
Executive Vice President and Chief Financial Officer of Calumet GP, LLC, general partner of Calumet Specialty Products Partners, L.P (Principal Financial Officer)